                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X]         Filed by the Registrant

[ ]         Filed by a Party other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           MLM WORLD NEWS TODAY, INC.
                    (FORMERLY GLOBAL-LINK ENTERPRISES, INC.)

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 18, 2000

To the Stockholders of MLM World News Today, Inc.:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of MLM World News Today, Inc, a Nevada corporation (the "Company"), will be held at the Company's corporate offices at 3633 Camino Del Rio South, Suite 107, San Diego, California, on October 18, 2000, at 11:00 a.m., Pacific daylight time, for the following purposes:

       1. To elect three directors of the Company to serve until the 2001 Annual Meeting of Stockholders.

       2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.

       3. To ratify the appointment of HJ & Associates, L.L.C. as the independent auditors for the Company for the year ending December 31, 2000.

       4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

       The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part hereof.

       The Board of Directors has fixed the close of business on September 8, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                              By Order of the Board of Directors,

                              /s/ ROBERT L. SCHULTZ
                              Robert L. Schultz
                              Secretary

San Diego, California
September 21, 2000

                           MLM WORLD NEWS TODAY, INC.
                    (FORMERLY GLOBAL-LINK ENTERPRISES, INC.)
                       3633 CAMINO DEL RIO SOUTH SUITE 107
                           SAN DIEGO, CALIFORNIA 92108

                                 PROXY STATEMENT

GENERAL INFORMATION

       This Proxy Statement is furnished to stockholders of MLM World News Today, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors") of the Company of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on October 18, 2000, at 11:00 a.m., Pacific daylight time, at the Company's corporate offices at 3633 Camino Del Rio South Suite 107, San Diego, California, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

       The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

       The close of business on September 8, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting.

       As of the close of business on the Record Date, the Company had approximately 11,268,507 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock will require the affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock. The ratification of the independent auditors for the Company for the current year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes.

       While broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained and effectively count as votes against Proposal No. 2, the amendment to the Certificate of Incorporation, as amended. However, with respect to Proposal No. 3, which requires the affirmative vote of a majority of the shares present and entitled to vote, broker non-votes shall have no effect.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

       Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2001 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than December 29, 2000. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

       Requirements for Stockholder Proposals to be considered for Inclusion in the Company's Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than December 15, 2000 in order to be considered for inclusion in the Company's proxy materials for that meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

       As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors is currently set at three. Three directors will be elected at the Annual Meeting. The three nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the three nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders.

       Certain information about the director nominees, is furnished below:

       James C. Frans is a co-founder of our Company and has served as our Chairman of the Board of Directors since the inception of the Company. From our inception to present, Mr. Frans serves as its president and Chief Executive Officer. Mr. Frans has more than 30 years experience in creating, building and managing businesses, and professional sales organizations. His inherent ability to define and focus on creative solutions and overcoming obstacles has proven invaluable throughout his career. As such, Mr. Frans is no stranger to success. During his early career, he honed his leadership skills, which quickly gained him a reputation as a "can do" leader. This proved critical in building several successful sales and marketing organizations.

Early in his career, Mr. Frans was introduced to Network Marketing where he quickly recognized the potential for success in Multi-Level Marketing. Mr. Frans embarked on building successful organizations with industry giants such as NuSkin, Herbal Life and Excel Communications. It was during his involvement in this environment that he became aware of the financial woes of countless individuals, both in and out of the Industry.

Recognizing the public's need for assistance in securing a more stable future, Mr. Frans co-founded Financial Help Centers, Inc. (FHCI). Under his tutelage, this sales and marketing organization too, successfully expanded throughout California. This company continues to grow today. The focus of the FHCI program is designed to decrease debt, increase income and help members stabilize their financial future. FHCI's unprecedented lifetime membership program, co-developed by Mr. Frans, has helped thousands of individuals and families eliminate credit and debt problems and regain their financial security.

With the challenge of building FHCI behind him, Mr. Frans' problem solving curiosity and creative expertise once again took hold. His most recent accomplishment focuses on what the company believes to be his most powerful innovation yet; a multi-level compensation plan that allows anyone to be successful, while contributing to the overall teams' welfare. This "Forced Matrix System" and "100% matching bonus" concept has helped propel several startup MLM companies to huge growth.

Mr. Frans' vast background in sales, marketing and management, coupled with his creative talent and tenacious drive, provide MLM World News Today with the leadership and creative management to assure success.

Paul A. Harbison is a co-founder of our Company and is a member of our Board of Directors. Mr. Harbison is Chief Financial Officer of MLM World News Today, is a native of San Diego with over 18 years experience in finance, sales, marketing and management. Mr. Harbison completed his formal education at San Diego State University, where he majored in Business Administration with emphasis in finance. After leaving San Diego State, Mr. Harbison pursued a career in communications. He specialized in streamlining internal communications for prominent corporations such as Sony, QualComm and SAIC. His expertise includes business management in radio paging, two-way radio, cellular and long-distance service based companies.

While involved with the Communications Industry, Mr. Harbison was introduced to Excel telecommunications where he became intrigued with the power of Network Marketing. Mr. Harbison's fascination with the technical aspect of Multi-Level Marketing quickly led him to the realization of severe inequities within many MLM company compensation plans. His technical expertise drove him to develop a plan that would provide greater equity for representatives. His co-creation of the innovative "Forced Matrix System" with a "100% matching bonus" incentive has become a model for the Industry and has been a major driving factor in the success of several Network Marketing companies.

In 1994, Mr. Harbison co-founded Financial Help Centers, Inc., where he is President and Chief Executive Officer. He recognized the need for an ally in taking control of the financial future of individuals and families. As President of FHCI, the organization prospered and rapidly expanded throughout the State of California. FHCI provides enhanced services designed to decrease debt, increase income and help members stabilize their financial future. FHCI's unprecedented lifetime membership program, co-developed by Mr. Harbison, has helped thousands of individuals and families eliminate erroneous information from their credit profiles and regain their financial security.

Mr. Harbison's outstanding achievements within the fields of financial management, communications and Network Marketing, accompanied with his aggressive work ethic and people skills, imparts the stable and well balanced leadership necessary to direct the Company to a prosperous future.

Robert L. Schultz, Vice President and Chief Operating Officer came to MLM World News Today from Nevada where he served as District Sales Manager and Trainer for the Prudential Insurance Company. Mr. Schultz was responsible for recruiting and building one of the largest and most successful District Agency staffs in the country. During his tenure at Prudential, Mr. Schultz earned several sales, service, and management awards while maintaining a top producing organization. In addition, Mr. Schultz was responsible for training agents with several other insurance companies. Under the auspices of The Life Underwriters Training Counsel and General Agents Management Counsel, Mr. Schultz trained agents from New York Life, Metropolitan Life, Mass Mutual and several other multi-line companies. Prior to joining Prudential, Mr. Schultz, owned and managed several successful restaurants in Nevada and Hawaii. He and his wife Marcia also owned and managed a 260-seat fine dining restaurant in Minnesota. Mr. Schultz continues his business success at MLM World News Today, Inc. and has been instrumental in the successful day-to-day operations of the Company . Mr. Schultz's positive outlook, dedicated focus, and winning attitude have contributed greatly to the growth of the Company.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
                    THE ELECTION OF THE NOMINEES NAMED ABOVE.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       During 1999, the Board met 9 times. No director then in office attended fewer than 100% of all the meetings of the Board and its committees on which he served after becoming a member of the Board. The Board has two committees: the Audit Committee and the Compensation Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to recommend nominations, the Board will consider stockholder recommendations. Such recommendations should be addressed to the Company's Secretary, at the Company's principal executive offices.

       The Audit Committee, which held 2 meetings in 1999, consisted of James C. Frans, Paul Harbison and Robert L. Schultz. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

       The Compensation Committee, which held 2 meetings in 1999, consisted of James C. Frans, Paul Harbison and Robert L. Schultz. The Compensation Committee's functions are to establish and apply the Company's compensation policies with respect to its executive officers and other employees. In addition, the Compensation Committee administers the Company's incentive compensation and benefit plans.

DIRECTOR COMPENSATION

       The Company does not have any non-employee directors. As such there are no annual director's fees to be paid.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

       There are no family relationships among any of the directors or executive officers of the Company.


                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

GENERAL

       The Company's Certificate of Incorporation, as amended (the "Certificate"), as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 20,000,000 shares designated Common Stock, $0.001 par value per share, and 5,000,000 shares designated Preferred Stock, $0.001 par value per share.

       On August 29, 2000, the Board of Directors of the Company authorized an amendment to the Certificate, subject to stockholder approval, to increase the authorized number of shares of Common Stock by 80,000,000 shares to a total of 100,000,000 shares. Under the proposed amendment (the "Amendment"), the first paragraph of Article IV of the Certificate would be amended to read as follows:

       "This Corporation is authorized to issue two classes of shares of stock, designated 'Common Stock' and 'Preferred Stock.' The total number of shares that this Corporation is authorized to issue is one hundred million (100,000,000) shares. The number of shares of Common Stock authorized is one hundred million (100,000,000) shares, $0.001 par value per share. The number of shares of Preferred Stock authorized is five million (5,000,000) shares, $0.001 par value per share. The holders of Common Stock shall be entitled to one vote for each share in all matters required or permitted to be voted on by stockholders of the Corporation."

       The stockholders are being asked to approve such Amendment to the Certificate. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or Over The Counter - Bulletin Board rules require stockholder approval.

       Of the 20,000,000 currently authorized shares of Common Stock, 11,468,507 shares were issued and outstanding as of September 8, 2000.

PURPOSE AND EFFECT OF THE AMENDMENT

       The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a special meeting of stockholders. The Board of Directors believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes, which may be identified by the Board of Directors in the future. For example, such shares may be issued in the event the Board of Directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee benefit plans. The Board does not intend to authorize the issuance of any such shares except upon terms the Board deems to be in the best interests of the Company.

       The Board of Directors has not authorized or taken any action with respect to the issuance of any such shares and has no present agreement, arrangement or understanding with respect to the issuance of any such shares. The Board of Directors, however, does anticipate that shares likely will be issued in connection with a capital raising transaction, although no specific transaction has been identified.

       If the Amendment to the Certificate is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or Nasdaq National Market rules. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Holders of the Company's securities have no statutory preemptive rights with respect to issuance of Common Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

       The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change-in-control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Company's management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

REQUIRED VOTE

       The adoption of the Amendment to the Certificate requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the record date. The effect of abstentions and broker non-votes, if any, will be the same as that of a vote against the proposal. If the Amendment to the Certificate is not so approved, the Company's authorized capital stock will not change.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
              THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.


                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has selected HJ & Associates, L.L.C., independent auditors, to audit the financial statements of the Company for 2000 and recommends that the stockholders ratify such selection. In the event that a majority of the shares voting are not voted in favor of ratification, the Board will reconsider its selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of HJ & Associates, L.L.C. as the independent auditors for 2000.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF HJ & ASSOCIATES, L.L.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2000.

                                   MANAGEMENT

       The following table sets forth certain information about our executive officers and directors.

 Name                                               Age    Position with Company
 James C. Frans ..................................   51    Chairman of the Board of Directors and
                                                           Chief Executive Officer
 Paul Harbison ...................................   36    Chief financial Officer and Director

 Robert L. Schultz ..............................    60    Vice President, Chief Operating Officer and
                                                           Director

EXECUTIVE COMPENSATION

       The following table sets forth the aggregate compensation paid by the Company for services rendered for the fiscal year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                              --------------------------------------------------------------------------------
                                              ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                              --------------------------------------------------------------------------------
                                                                                       AWARDS         PAYOUTS
                                              --------------------------------------------------------------------------------
                                                              OTHER                   SECURITIES
                                                             ANNUAL     RESTRICTED    UNDERLYING                    ALL OTHER
NAME AND               YEAR OR                              COMPEN-          STOCK      OPTIONS/          LTIP        COMPEN-
PRINCIPAL              PERIOD        SALARY     BONUS        SATION         AWARDS         SAR's       PAYOUTS         SATION
POSITION               ENDED            ($)       ($)           ($)            ($)           (#)           ($)            ($)
(a)                    (b)              (c)       (d)           (e)            (f)           (g)           (h)            (i)
------------------------------------------------------------------------------------------------------------------------------
James C. Frans         1999        $ 10,610         -             -              -             -             -              -

President and CEO      1998        $      -         -             -              -             -             -              -


Paul A. Harbison       1999        $  6,650         -             -              -             -             -              -

CFO                    1998        $      -         -             -              -             -             -              -

Robert L. Schultz      1999        $      -         -             -              -             -             -              -

COO                    1998        $      -         -             -              -             -             -              -
------------------------------------------------------------------------------------------------------------------------------

                             PRINCIPAL STOCKHOLDERS

              The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of June 30, 2000 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's common stock, (b) each director and nominee for director of the Company, (c) each Named Executive Officer and
(d) all executive officers, directors and nominees for director who beneficially own shares, as a group.

                                                                                  NUMBER OF SHARES        PERCENTAGE OF SHARES
5% BENEFICIAL OWNERS, DIRECTORS AND NAMED EXECUTIVE OFFICERS                     BENEFICIALLY OWNED       BENEFICIALLY OWNED(1)
--------------------------------------------------------------------------     -----------------------    ---------------------
James C. Frans(2).........................................................            5,100,000                    45.26%
Paul A. Harbison (3)......................................................            5,100,000                    45.26%
Robert L. Schultz (4).....................................................                5,000                       *
All directors and executive officers as a group of (3 persons)(3).........           10,205,000                    90.56%

--------------------------------------------------------------------------

       *      Represents beneficial ownership of less than 1% of our Common
              Stock.
       (1) Number of shares beneficially owned is determined based on 11,268,507 shares outstanding as of June 30,2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. To our knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as owned by them, subject to community property laws where applicable and except as indicated in the other footnotes in this table. Unless otherwise indicated, the address of each of the individuals named above is: c/o MLM World News Today, Inc., 3633 Camino Del Rio South, Suite 107, San Diego, California 92108.

       (2)    Includes 5,100,000 shares held by Mr. Frans.

       (3)    Includes 5,100,000 shares held by Mr. Harbison.

       (4)    Includes 5,000 shares held by Mr. Schultz.

                                  OTHER MATTERS

SECTION 16(a)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and person who own more than ten percent of the registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on form 4 and 5 with the Securities and Exchange Commission (the "SEC") and The Nasdaq Stock Market. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

              The Company believes that its executive officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them.

OTHER MATTERS

              The Company knows of no other matter to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                                   THE BOARD OF DIRECTORS

Date:  August 7, 2000

                           MLM WORLD NEWS TODAY, INC.
                      3633 Camino Del Rio South, Suite 107
                           San Diego, California 92108

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 18, 2000

       The undersigned, as a Stockholder of MLM WORLD NEWS TODAY, INC. (the "Company"), hereby appoints JAMES C. FRANS and PAUL A. HARBISON, or either of them, the true and lawful proxies and attorneys in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at 11:00 a.m. on October 18, 2000 at 3633 Camino Del Rio South, Suite 107, San Diego, California 92108, and any adjournments thereof, and hereby authorizes them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated September 8, 2000:

              (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)

[X]    PLEASE MARK VOTES AS IN THIS EXAMPLE.

                         (Check One)                                 FOR      AGAINST    ABSTAIN
      1.     Election of three directors of the Company to
             serve until the 2001 Annual Meeting
             of stockholders

             James C. Frans                                           [ ]        [ ]        [ ]
             Paul A. Harbison                                         [ ]        [ ]        [ ]
             Robert L. Schultz                                        [ ]        [ ]        [ ]

      2.     Approval of an amendment to the Company's
             Certificate of Incorporation, as amended, to
             increase the number of authorized shares of
             Common Stock.                                            [ ]        [ ]        [ ]

      3.     To ratify the appointment of HJ & Associates,
             LLC as the Company's independent auditors for
             the year ending December 31, 2000.                       [ ]        [ ]        [ ]

      4. In the discretion of such proxies upon all other matters which may properly come before the meeting.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This proxy will also be voted in discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.

This proxy is revocable at any time, and the undersigned reserve the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE BOARD OF DIRECTORS URGES THAT YOU FILL OUT AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

NO. OF SHARES ___________________________


SIGNATURE *____________________    SIGNATURE IF HELD JOINTLY*___________________


DATE ____________________, 2000

*NOTE:        Please sign exactly as name(s) appear on your Stock Certificate.
              When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.